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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 30, 1997
                                                 ----------------

                              BOWNE & CO., INC.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



      NEW YORK                      1-5842                13-2618477
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

  345 HUDSON STREET, NEW YORK, NY                       10014
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (212) 924-5500
                                                   ----------------

                                     N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 7. Financial Statements and Exhibits

        (a) No financial statements are filed with this report.

        (b) Exhibits

            99.1 - Press release announcing fiscal year change described in Item
                   8 below.

Item 8. Change in Fiscal Year

          Pursuant to a resolution adopted by the Board of Directors, Bowne & Co., Inc. determined, on October 30, 1997, to change the date for the end of its fiscal year from October 31 to December 31. A report covering the two-month transition period of November 1 through December 31, 1996 will be filed on Form 10-Q.





                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Bowne & Co., Inc.


Date: October 30, 1997                    /s/ DENISE K. FLETCHER
                                          ----------------------
                                          Denise K. Fletcher
                                          Vice President, Chief
                                          Financial Officer

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                                Exhibit Index

 Exhibit
   No.                           Description
 -------                         -----------

  99.1          Press release announcing fiscal year change.